UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               September 30, 2003
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
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             (Exact name of registrant as specified in its charter)

          Wisconsin                    001-13615                22-2423556
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                     Identification No.)

                  601 Rayovac Drive, Madison, Wisconsin 53711
          (Address of principal executive offices, including zip code)

                                 (608) 275-3340
              (Registrant's telephone number, including area code)

                                 Not applicable

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         (Former name or former address, if changed since last report)
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Item 5.       Other Events.

              On September 30, 2003, Rayovac Corporation issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99.1          Press Release issued by Rayovac Corporation dated
              September 30, 2003.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RAYOVAC CORPORATION

Date: September 30, 2003                     By: /s/ Randall J. Steward
                                                 ----------------------
                                                 Randall J. Steward
                                                 Executive Vice President and
                                                 Chief Financial Officer



                                 EXHIBIT INDEX

EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT

99.1                              Press release dated September 30, 2003
                                  issued by Rayovac Corporation.